UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 14, 2004



                             FORGENT NETWORKS, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                       0-20008                     74-2415696
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation or                                              Identification
organization)                                                          No.)


108 Wild Basin Road
Austin, Texas                                                         78746

(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (512) 437-2700




(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (c)     Exhibits.

     The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 12 below:

                99.1    Transcript of Earnings Call held on June 14, 2004


Item 12. Results of Operations and Financial Condition.

     On June 14, 2004, the registrant hosted a conference call with investors concerning its financial results for the fiscal quarter ended April 30, 2004. A transcript of the conference call is attached hereto as Exhibit No. 99.1. This information is being furnished under Item 12 (Results of Operations and Financial Condition) of Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The transcript contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 17, 2004                     FORGENT NETWORKS, INC.


                                        By:    /s/ Richard N. Snyder
                                        Name:  Richard N. Snyder
                                        Title: Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.             Description

99.1                    Transcript of Earnings Call held on June 14, 2004